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                                                                    EXHIBIT 10.1

                            INDEMNIFICATION AGREEMENT


                  THIS INDEMNIFICATION AGREEMENT (the "AGREEMENT") dated as of ______________, 2002, is made by and between Westport Resources Corporation, a Nevada corporation (the "CORPORATION"), and the undersigned director or officer of the Corporation ("INDEMNITEE").

                  WHEREAS, the Corporation's amended Articles of Incorporation (the "ARTICLES") and the Nevada Revised Statutes (as may be amended from time to time, the "NRS"), under which the Corporation is organized, provide for indemnification of, or empower the Corporation to indemnify, the Corporation's directors and officers and persons serving at the request of the Corporation as a director or officer of another corporation or business entity;

                  WHEREAS, the Articles and the NRS expressly provide that the indemnification provisions thereunder are not exclusive;

                  WHEREAS, such Articles and the NRS contemplate that contracts, insurance policies and other financial arrangements may be entered into with respect to indemnification of such directors and officers and other persons;

                  WHEREAS, the Corporation has purchased and presently maintains a policy or policies of directors' and officers' liabilities insurance ("D&O INSURANCE") covering certain liabilities that may be incurred by the Corporation's directors and officers in the performance of their services to the Corporation;

                  WHEREAS, the general availability of D&O Insurance covering certain liabilities that may be incurred by the Corporation's directors and officers in the performance of their services to the Corporation and the applicability, amendment and enforcement of statutory provisions and provisions of the Articles and Bylaws have raised questions concerning the adequacy and reliability of the protection afforded directors and officers;

                  WHEREAS, it is reasonable, prudent and necessary for the Corporation to obligate itself contractually to indemnify Indemnitee so that Indemnitee will serve or continue to serve the Corporation free from undue concern that Indemnitee will not be adequately protected; and

                  WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Corporation on condition that Indemnitee be so indemnified;

                  NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:

                  1. DEFINITIONS. As used in this Agreement,

         (a) "CHANGE IN CONTROL" shall be deemed to have occurred if (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a

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trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or the current beneficial owners or their Affiliates are or become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than one-half of the voting power of the then outstanding voting stock of the Corporation; or (ii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         (b) The term "PROCEEDING" shall include any threatened, pending or completed action, suit, inquiry or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee was, is or will be involved as a party, as a witness or otherwise, by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Corporation, by reason of any action taken by Indemnitee or of any inaction on Indemnitee's part while acting as a director, officer, employee or agent or by reason of the fact that Indemnitee is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise; in each case whether or not Indemnitee is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement; provided that any such action, suit or proceeding which is brought by Indemnitee against the Corporation or directors, officers, employees or agents of the Corporation or persons serving at the request of the Corporation as a director or officer of another corporation or business entity, other than (i) an action brought by Indemnitee to establish or enforce Indemnitee's rights under this Agreement or any insurance policy or under the Articles or the Corporation's Bylaws now or hereafter in effect, or
(ii) as otherwise required under the NRS, shall not be deemed a Proceeding without prior approval by a majority of the Board of Directors of the Corporation.

         (c) The term "EXPENSES" shall include, without limitation, any judgments, fines and penalties against Indemnitee in connection with a Proceeding; amounts paid by Indemnitee in settlement of a Proceeding; and all attorneys' fees and disbursements, accountants' fees, private investigation fees and disbursements, retainers, court costs, transcript costs, fees of experts, fees and expenses of witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements, or expenses, reasonably incurred by or for Indemnitee in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in a Proceeding or establishing Indemnitee's right of entitlement to indemnification for any of the foregoing.

         (d) References to "OTHER ENTERPRISE" shall include employee benefit plans; references to "FINES" shall include any excise tax assessed with respect to any employee benefit plan; references to "SERVING AT THE REQUEST OF THE CORPORATION" shall include any service as a director, officer, trustee, fiduciary, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, trustee, fiduciary, employee or agent with respect to


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an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation" as referred to in this Agreement.

         (e) The term "SUBSTANTIATING DOCUMENTATION" shall mean copies of bills or invoices for costs incurred by or for Indemnitee, or copies of court or agency orders or decrees or settlement agreements, as the case may be, accompanied by a sworn statement from Indemnitee that such bills, invoices, court or agency orders or decrees or settlement agreements, represent costs or liabilities meeting the definition of "Expenses" herein.

                  2. INDEMNITY OF DIRECTOR OR OFFICER. The Corporation hereby agrees to hold harmless and indemnify Indemnitee, even if such indemnification is not specifically authorized by the other provisions of this Agreement, the Articles, the Corporation's Bylaws or by statute, to the fullest extent authorized or permitted by the provisions of the NRS or such other laws as may be applicable from time to time, or any change in such law after the date hereof affecting indemnification rights of Indemnitee (whether by statute or judicial decision), but only to the extent that such subsequent amendment or change in such law authorizes or permits the Corporation to provide broader indemnification rights to Indemnitee than those permitted prior to such amendment or change in such law, and this Agreement shall be deemed to be amended to such extent. In the event any change in applicable law narrows the right of the Corporation to indemnify an Indemnitee, such change, to the extent not required to be applied to this Agreement, shall have no effect on this Agreement or the parties' respective rights or obligations hereunder.

         (a) GENERAL. Without limiting the generality of the foregoing, the Corporation shall indemnify, to the maximum extent permitted by the NRS, Indemnitee if he or she was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that Indemnitee is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, have reasonable cause to believe that Indemnitee's conduct was unlawful.

         (b) ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. Without limiting the generality of the foregoing, the Corporation shall indemnify, to the maximum extent permitted by the NRS, Indemnitee if he or she was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture or trust or other enterprise, against expenses (including


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attorneys' fees) actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit.

                  3. CHOICE OF COUNSEL. If Indemnitee is not an officer of the Corporation, Indemnitee, together with the other directors who are not officers of the Corporation (the "OUTSIDE DIRECTORS"), shall be entitled to employ, and be reimbursed by the Corporation for the fees and disbursements of, counsel separate from that chosen by Indemnitees who are officers of the Corporation. The principal counsel for Outside Directors ("PRINCIPAL COUNSEL") shall be determined by majority vote of the Outside Directors, and the principal counsel for the Indemnitees who are not Outside Directors ("SEPARATE COUNSEL") shall be determined by majority vote of such Indemnitees. The obligation of the Corporation to reimburse Indemnitee for the fees and disbursements of counsel hereunder shall not extend to the fees and disbursements of any counsel employed by Indemnitee other than Principal Counsel or Separate Counsel, as the case may be, unless, in the opinion of other counsel for Indemnitee, concurred on by Principal Counsel or Separate Counsel, as the case may be, Indemnitee may have defenses available to him that are in addition to or different from those of the other indemnitees such that there is a substantial possibility that Principal Counsel or Separate Counsel, as the case may be, will have a conflict of interest in representing Indemnitee.

                  4. ADVANCES OF EXPENSES. Expenses (other than judgments, penalties, fines and settlements) incurred by Indemnitee shall be paid by the Corporation, in advance of the final disposition of the Proceeding, within 10 days after receipt of Indemnitee's written request accompanied by substantiating documentation and Indemnitee's undertaking to repay such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification. No objections based on or involving the question whether such charges meet the definition of "Expenses," including any question regarding the reasonableness of such Expenses, shall be grounds for failure to advance to such Indemnitee, or to reimburse such Indemnitee for, the amount claimed within such 10-day period, and the undertaking of Indemnitee set forth in Section 7 to repay any such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification shall be deemed to include an undertaking to repay any such amounts determined not to have met such definition. The Corporation shall make any advancement of Expenses required hereunder without requesting or requiring that Indemnitee provide any security in connection with any undertaking by Indemnitee to repay advanced funds in the event it is ultimately determined that Indemnitee is not entitled to indemnification, and any such advances made by the Corporation shall be interest-free.

                  5. EFFECT OF CHANGE IN CONTROL.

         (a) If there has not been a Change in Control after the date of this Agreement, the determination of (i) the rights of the Indemnitee to indemnification and/or payment of Expenses under this Agreement or under the provisions of the Articles, (ii) standard of conduct and (iii) evaluation of the reasonableness of amounts claimed by the Indemnitee shall be made by a member or members of the Corporation's Board of Directors or any other person or body appointed by the Board of Directors, provided however, that such member, person or body is not party to the Proceeding for which indemnification is sought.


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         (b) If there has been a Change in Control after the date of this
Agreement, such determination and evaluation shall be made by a special, independent counsel who is selected by the Indemnitee and approved by the Corporation, which approval shall not be unreasonably withheld, and who has not otherwise performed services for the Indemnitee or the Corporation within the preceding three years (other than with respect to matters concerning the rights of any Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements). The Corporation agrees to abide by such determination, to pay the reasonable fees of the such counsel and to fully indemnify such counsel against any and all reasonable expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                  6. RIGHT OF INDEMNITEE TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification under this Agreement, other than pursuant to Section 4, shall be made no later than 45 days after receipt by the Corporation of the written request of Indemnitee, accompanied by substantiating documentation.

                  The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the Corporation.

                  7. UNDERTAKING BY INDEMNITEE. Indemnitee hereby undertakes to repay to the Corporation any advances of Expenses pursuant to Section 2 to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification. Such undertaking by Indemnitee shall be unsecured and the Corporation shall not be permitted to require Indemnitee to provide any security for such repayment obligation or to pay any interest on amounts advanced in accordance with Section 4 hereof.

                  8. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Articles, the NRS, D&O Insurance, any agreement, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. However, Indemnitee shall reimburse the Corporation for amounts paid to him pursuant to such other rights to the extent such payments duplicate any payments received pursuant to this Agreement.

                  9. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director or officer of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding.

                  10. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of Expenses, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.


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                  11. SETTLEMENT OF CLAIMS. The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Corporation's written consent. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold their consent to any proposed settlement. The Corporation shall not be liable to indemnify Indemnitee under this Agreement with regard to any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

                  12. SECURITY/FINANCIAL ARRANGEMENTS. To the extent requested by the Indemnitee and approved by the Corporation (which approval shall not be unreasonably withheld), the Corporation may from time to time provide security or other financial arrangements to the Indemnitee for the Corporation's obligations hereunder through an irrevocable bank line of credit, funded trust, other collateral or other financial arrangement. Any such security or other financial arrangement, once provided to the Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

                  13. ENFORCEMENT; ATTORNEYS' FEES.

         (a) The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Indemnitee to serve as a director or officer of the Corporation (or to serve, at the request of the Corporation, as a director or officer of another corporation, partnership, joint venture, trust or other enterprise), and acknowledges that Indemnitee is relying upon this Agreement in continuing as a director or officer.

         (b) In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, subject to Sections 2 and 7 hereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action if Indemnitee is ultimately successful in such action and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Corporation under this Agreement to enforce or interpret any of the terms of this Agreement, subject to Sections 2 and 7 hereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee counterclaims and cross-claims made in such action) and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that Indemnitee's material defenses to such action were not made in good faith or were frivolous.

                  14. MAINTENANCE OF D&O INSURANCE. The Corporation hereby covenants and agrees that, so long as the Indemnitee shall continue to serve as an officer or director of the Corporation and thereafter so long as the Indemnitee shall be subject to any possible Proceeding by reason of the fact that the Indemnitee was an officer or director of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation,


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partnership, joint venture, trust or other enterprise, the Corporation shall maintain in full force and effect D&O Insurance in reasonable amounts from established and reputable insurers.

                  15. GOVERNING LAW; BINDING EFFECT; AMENDMENT AND TERMINATION; ENTIRE AGREEMENT.

         (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Nevada.

         (b) This Agreement shall be binding upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee, Indemnitee's heirs, personal representatives and assigns and to the benefit of the Corporation, its successors and assigns.

         (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Indemnitee.

         (d) This Agreement represents the entire agreement between the Corporation and Indemnitee regarding the subject matter hereof and supersedes any previous indemnification agreement between Indemnitee and the Corporation or any predecessor corporation or other affiliate.

                  16. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable (a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not be in any way affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. Each section of this Agreement is a separate and independent portion of this Agreement. If the indemnification to which Indemnitee is entitled with respect to any aspect of any claim varies between two or more sections of this Agreement, that section providing the most comprehensive indemnification shall apply.

                  17. NOTICE. Notice to the Corporation shall be directed to Westport Resources Corporation, 1670 Broadway, Suite 2800, Denver, Colorado 80202, Attention: Chief Executive Officer. Notice to Indemnitee shall be directed to the address set forth under Indemnitee's signature hereto. The foregoing addresses may be changed from time to time by the addressee upon notice to the other parties. Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly addressed.

                            [SIGNATURE PAGE FOLLOWS]


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement on and as of the day and year first above written.


                                                 WESTPORT RESOURCES CORPORATION


                                                 By:
                                                    ---------------------------
                                                 Name:
                                                 Title:


                                                 INDEMNITEE

                                                 ------------------------------

                                                 Name:
                                                      -------------------------

                                                 Address:
                                                         ----------------------

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